================================================================================


                        ACADEMY STORE, L.P. [Transferor]

                                       and

                       ACADEMY PLAZA L.L.C. 1 [Transferee]

                                       and

         Wells Fargo Bank Minnesota, National Association, formerly known as Norwest Bank Minnesota, National Association, as Trustee under that certain Pooling and Servicing Agreement (PSA) dated as of May 1, 1999, for the Registered Holders of First Union National Bank - Chase Manhattan Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1999-C2 [Lender]

                 -----------------------------------------------
                        ASSUMPTION OF NOTE, MORTGAGE AND
                   SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS
                -----------------------------------------------

                                       Dated:        As of October 9, 2001

                                       Location:     3200-3280 Red Lion Road
                                                     Philadelphia, Pennsylvania

                                       County:       Philadelphia


                                       RECORD AND RETURN TO:

                                       Thacher Proffitt & Wood
                                       11 West 42nd Street
                                       New York, New York 10036

                                       Attention: Anita Bergman, Esq.
                                       File No.: 86000-00786


================================================================================

         THIS ASSUMPTION OF NOTE, MORTGAGE AND SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS (this "Agreement"), made this 9th day of October, 2001 among ACADEMY STORE, L.P., a Delaware limited partnership having an address at c/o Bryant Development Corp., 2900 Westchester Avenue, Purchase, New York, 10577 ("Transferor"), ACADEMY PLAZA L.L.C. 1, a Delaware limited liability company, having an address at c/o Cedar Bay Realty Advisors, Inc., 44 South Bayles Avenue, Suite 304, Port Washington, New York 11050 ("Transferee"), and Wells Fargo Bank Minnesota, National Association, formerly known as Norwest Bank Minnesota, National Association, as Trustee under that certain Pooling and Servicing Agreement (PSA) dated as of May 1, 1999, for the Registered Holders of First Union National Bank - Chase Manhattan Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1999-C2, having an address at 1031 10th Avenue SE, Minneapolis, Minnesota 55414 ("Lender"):

                                    RECITALS


         A. Transferor is the fee owner of an undivided 100% interest in the Property (defined below).

         B. Lender is the owner and holder of the Note, the Security Instrument and the Loan Documents (each as defined below).

         C. Transferee is purchasing from Transferor its undivided 100% interest in the Property and is willing to assume the Debt (defined below).

         D. New Indemnitors (defined below) are willing to assume the payment and performance of any and all obligations of the Existing Indemnitors (defined below) in accordance with the terms of the Environmental Indemnity Agreement (defined below), to the extent applicable, subject to the remaining provisions of this Agreement.

         E. Transferor and Transferee have requested Lender's consent to the sale and transfer of Transferor's undivided 100% interest in the Property subject to the Loan Documents.

            NOW, THEREFORE, in consideration of the foregoing Recitals and other valuable consideration, the receipt of which is hereby acknowledged, and in consideration of the mutual promises of the parties hereto, the parties hereto do mutually covenant and agree as follows:

                             Article 1 - DEFINITIONS

            Section 1.1 DEFINED TERMS. Capitalized terms used herein and not specifically defined herein shall have the respective meaning ascribed to such terms in the Security Instrument. As used in this Agreement, the following terms shall have the following meanings:

            a. The term "Property" shall mean the real property described in Exhibit A attached hereto and the personal and other property described in the Security Instrument.

            b. The term "Note" shall mean that certain promissory note in the original principal amount of $11,080,000.00 dated February 12, 1998 given by Transferor to The Chase Manhattan Bank and secured by the Security Instrument and the Loan Documents.

            c. The term "Security Instrument" shall mean that certain mortgage and security agreement dated February 12, 1998 covering the fee estate of Transferor in the Property and securing the Note.

            d. The term "Loan Documents" shall mean the Note, the Security Instrument and all other documents securing the Note (each as more particularly described on Exhibit B).

            e. The term "Debt" shall mean any and all payment and performance obligations of Transferor under the Loan Documents arising from and after the date hereof in accordance with the terms thereof.

            f. The term "Environmental Indemnity Agreement" shall mean the Environmental Indemnity Agreement more particularly described on Exhibit B.

         Section 1.2 DEFINITIONS IN LOAN DOCUMENT AS MODIFIED. The Loan Documents are hereby modified such that:


         (a) wherever the term "Borrower" shall appear, it shall mean "Academy Plaza L.L.C. 1";

         (b) wherever the term "New Indemnitors" appears, it shall mean Cedar Income Fund, Ltd., a Maryland corporation ("New Indemnitor") and Transferee; and

         (c) wherever the term "Existing Indemnitors" appears, it shall mean "Andrew B. Hascoe" ("Existing Indemnitor") and Transferor.

                             Article 2 - ASSUMPTION

         Section 2.1 LENDER CONSENT. Lender hereby consents to Transfer by Transferor of an undivided 100% fee interest in the Property to Transferee and the assumption by Transferee of the payment and performance of any and all obligations of Transferor under the Loan Documents in accordance with this Agreement. This consent under Article 8 of the Security Instrument is effective only with respect to this specific Transfer between Transferor and Transferee and only in compliance with the conditions of this Agreement.

         Section 2.2 CONSENT ONLY PRESENT. This consent shall not be deemed to be a consent to any future Transfer to which the provisions of Article 8 of the Security Instrument remain applicable.

         Section 2.3 TRANSFEREE ASSUMPTION. Transferee does hereby assume the Debt and agree to pay the principal sum of the Loan Documents together with interest at the applicable interest rate in accordance with the terms of the Loan Documents as modified, and to observe, comply with and perform all of the terms, covenants, conditions and indemnifications of the Loan Documents on the part of the mortgagor to be performed arising from and after the date hereof, as modified, with the same force and effect as if the Loan Documents had originally been executed by Transferee.

         Section 2.4 NEW ENVIRONMENTAL INDEMNITY AGREEMENT.

         (a) As a condition precedent to the effectiveness of this Agreement, simultaneously with the execution and delivery of this Agreement by the parties:

                  (i) New Indemnitors shall execute and deliver to Lender a new Environmental Indemnity Agreement (the "New Environmental Indemnity Agreement") in substantially the same form provided by Existing Indemnitors (the "Old Environmental Indemnity Agreement").

                  (ii)     Intentionally omitted.

         (b) Lender's acceptance of the New Environmental Indemnity Agreement does not affect Transferor's or Existing Indemnitors' continuing obligations as provided by Section 6.3 below.

                          Article 3 - LOAN AND ACCOUNTS

         Section 3.1 LENDER ACKNOWLEDGMENT. Lender acknowledges that as of the date of this Agreement (a) the unpaid principal balance now owing on the Note is $10,715,019.85 with interest at the applicable interest rate and the last payment of $94,002.52 was made on September 10, 2001, and included interest through September 10, 2001, and (b) as of the date hereof, to the best of its knowledge, there are no defaults existing under the terms of any of the Loan Documents.

         Section 3.2 ESCROWS AND RESERVES. Lender acknowledges that as of the date hereof, it holds a tax escrow account with a balance of $129,316.08, an insurance escrow account with a balance of $0.00 and a replacement reserve account with a balance of $43,509.27.

         Section 3.3 ASSIGNMENT OF ESCROW FUNDS AND RESERVE ACCOUNTS. Transferor does hereby assign to Transferee all of its right, title and interest in and to any escrow fiend now held by Lender for the payment of such items including, but not limited to, real estate taxes, water and sewer charges and insurance premiums and any reserve account held by Lender as additional security for the Loan pursuant to the terms of the Loan Documents.

                   Article 4 - REPRESENTATIONS AND WARRANTIES

         Section 4.1 TRANSFEROR REPRESENTATIONS AND WARRANTIES. Transferor hereby represents and warrants that (a) Transferor (and the undersigned representatives of Transferor, if any) has full power, authority and legal right to execute this Agreement and to keep and observe all of the terms of this Agreement on the part of Transferor to be observed or performed; (b) the Loan Documents and this Agreement constitute valid and binding obligations of Transferor, subject to the release and covenant not to sue set forth in Sections
6.1 and 6.2 below; and (c) there are no offsets, counterclaims or defenses against this Agreement or the Loan Documents.

         Section 4.2 TRANSFEREE REPRESENTATIONS AND WARRANTIES. Transferee hereby represents and warrants that (a) Transferee (and the undersigned representatives of Transferee, if any) has full power, authority and legal right to execute this Agreement and to keep and observe all of the terms of this Agreement on the part of Transferee to be observed or performed; (b) the Loan Documents and this Agreement constitute valid and binding obligations of Transferee; and (c) there are no offsets, counterclaims or defenses against this Agreement or the Loan Documents.

                            Article 5 - RATIFICATION

         Section 5.1 TRANSFEREE RATIFICATION. (a) Transferee hereby ratifies and confirms to Lender as of the date hereof that, except as otherwise expressly and specifically modified by this Agreement, all of the terms, representations, warranties, covenants, indemnifications and provisions of the Note, the Security Instrument and Loan Documents are and shall remain in full force and effect, and are true and correct with respect to Transferee as Borrower and New Indemnitors thereunder, without change; (b) Transferee expressly and specifically restates the single purpose entity and ERISA covenants and the environmental representations, warranties and covenants.

         Section 5.2 NEW INDEMNITORS RATIFICATION. New Indemnitors hereby ratify and confirm to Lender as of the date hereof that all of the terms, representations, warranties, covenants indemnifications and provisions of the Environmental Indemnity Agreement are and shall remain in full force and effect, and are true and correct with respect to New Indemnitors, thereunder, without change except as otherwise expressly and specifically modified by this Agreement.

                       Article 6 - RELEASE AND OBLIGATIONS

         Section 6.1 RELEASE FROM LIABILITY. Except as provided in Sections 6.2 and 6.3 hereof, Lender does hereby relieve and release Transferor and Existing Indemnitors from any and all liability or obligation to make the payments of principal, interest or sums otherwise due under the Loan Documents, including any accrued interest, and from any and all liability or obligation to observe, comply with or perform any of the terms, covenants or conditions of the Loan Documents.

         Section 6.2 COVENANT NOT TO SUE. Lender hereby agrees that it will not institute any action, suit, claim or demand in law or in equity against Transferor and/or Existing Indemnitors, as applicable, for or on account of the Debt evidenced and secured by the Loan Documents nor on account of any failure of performance of any of the covenants or terms of the Loan Documents and that this covenant may be pleaded by Transferor and/or Existing Indemnitors, as applicable, as a defense to any action or other proceeding which may be brought, instituted or taken against Transferor and/or Existing Indemnitors, as applicable, on account of or in regard to the Loan Documents.

         Section 6.3 CONTINUING OBLIGATIONS. Notwithstanding anything to the contrary in Sections 6.1 and 6.2 hereof, this Agreement shall not affect, impair or diminish the obligations of Transferor and Existing Indemnitors, to Lender under the terms of Article 12 of the Security Instrument or under the terms of the Environmental Indemnity Agreement, but only to the extent that liability under the Environmental Indemnity Agreement results from obligations and liabilities that arose solely from Hazardous Materials (as defined in the Environmental Indemnity Agreement) that (A) were present on the Property prior to the date hereof or (B) were the result of any act or omission of Transferor and/or of any of their affiliates, agents or contractors.

         Section 6.4 TERMINATION. Lender and Transferor hereby agree that (i) the existing Conditional Assignment of Management Agreement dated February 12, 1998 by Transferor and the existing manager of the Property to Lender is hereby terminated and shall be of no further force or effect, and (ii) a new Conditional Assignment of Management Agreement by Transferee and Brentway Management LLC to Lender shall be delivered simultaneously herewith.

                            Article 7 - NO IMPAIRMENT

         Section 7.1 NO DISCHARGE. This Agreement does not, and shall not be construed to, constitute the creation of a new indebtedness or the satisfaction, discharge or extinguishment of the debt secured by the Loan Documents, nor does it in any way affect or impair the lien of the Loan Documents.

         Section 7.2 LIEN CONFIRMATION. Transferee hereby acknowledges the lien of the Loan Documents to be a valid and existing first lien on the Property, and the lien of the Loan Documents is hereby agreed to continue in full force and effect, unaffected and unimpaired by this Agreement.

                                Article 8 - FEES

         Section 8.1 PROCESSING FEE. Transferee has paid to Lender the required processing fee of $4,000.00 upon the request for assumption.

         Section 8.2 ASSUMPTION FEE. Transferee does hereby agree to pay to Lender the required assumption fee in the amount of one (1%) percent of the principal balance remaining on the Note upon the execution of this Agreement.

         Section 8.3 EXPENSES. Transferee does hereby agree to reimburse Lender for any and all costs incurred in connection with the Property transfer and Loan assumption (including, without limitation, Lender's counsel fees and disbursements, and all recording fees, title insurance premiums and mortgage and intangible taxes).

                               Article 9 - NOTICES

         Section 9.1 All notices required or permitted hereunder shall be given and shall become effective as provided in the Security Instrument. All notices to Transferee and New Indemnitors shall be addressed as follows:

If to Transferee:                     c/o Cedar Bay Realty Advisors, Inc.
                                      44 South Bayles Avenue, Suite 304
                                      Port Washington, New York 11050
                                      Attn: Brenda J. Walker

With a copy to:                       c/o Cedar Bay Realty Advisors, Inc.
                                      44 South Bayles Avenue, Suite 304
                                      Port Washington, New York 11050
                                      Attn: Stuart H. Widowsky, Esq.

If to New Indemnitor:                 Cedar Income Fund, Ltd.
                                      44 South Bayles Avenue, Suite 304
                                      Port Washington, New York 11050
                                      Attn: Brenda J. Walker

With a copy to:                       c/o Cedar Bay Realty Advisors, Inc.
                                      44 South Bayles Avenue, Suite 304
                                      Port Washington, New York 11050
                                      Attn: Stuart H. Widowsky, Esq.

Servicer address:                     118 Welsh Road
                                      Horsham, Pennsylvania 19044


                           Article 10 - APPLICABLE LAW

         Section 10.1 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without reference to conflict of laws principles) and the applicable laws of the United States of America.

                                   Article 11 - GENERAL

         Section 11.1 WAIVER. Transferee waives presentment and demand for payment, notice of dishonor, protest and notice of protest of the Note.

         Section 11.2 RECORDING. Transferor and Transferee shall promptly cause this Agreement to be filed, registered or recorded in such manner and in such places as may be required by any present or, with respect to Transferee, future law in order to publish notice and fully to protect the lien of the Loan Documents upon, and the interest of Lender in, the Property. Transferor and Transferee will pay all filing, registration and recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Agreement, and all Federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the filing, registration, recording, execution and delivery of this Agreement and Transferor and Transferee shall hold harmless and indemnify Lender against any liability incurred by reason of the imposition of any tax on the issuance, making, filing, registration or recording of this Agreement.

         Section 11.3 NO ORAL MODIFICATION. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Transferee or Lender but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         Section 11.4 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of Transferor, Transferee, Existing Indemnitors, New Indemnitors and Lender and their respective successors and permitted assigns.

         Section 11.5 COUNTERPARTS. This Agreement maybe executed in any number of duplicate originals and each such duplicate original shall be deemed to be an original.

         Section 11.6 INVALIDITY. If any term, covenant or condition of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.



                            [NO FURTHER TEXT ON THIS PAGE]

         IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the day and year first above written.


                                    TRANSFEROR:

                                    ACADEMY STORE, L.P,, a Delaware limited
                                    partnership

                                    By: Academy Land, Inc., a Delaware
                                        corporation, its general partner

                                    By: /s/ Andrew B. Hascoe
                                        ------------------------
                                        Name:  Andrew B. Hascoe
                                        Title: President and CEO


                                    TRANSFEREE:

                                    ACADEMY PLAZA L.L.C. 1, a Delaware limited liability company

                                    By: ACADEMY PLAZA L.L.C. 2, a Delaware
                                    limited liability company

                                    By: CEDAR CENTER HOLDINGS L.L.C. 3, sole
                                    Member

                                        By: CEDAR INCOME FUND PARTNERSHIP,
                                            L.P., Managing Member

                                            BY: CEDAR INCOME FUND, LTD.


                                            By: /s/ Brenda J. Walker
                                                ------------------------
                                                Name:  Brenda J. Walker
                                                Title: Vice President

                                    EXISTING INDEMNITOR:

                                    ANDREW B. HASCOE, individually


                                    By: /s/ Andrew Hascoe
                                        ------------------------
                                        Name:  Andrew Hascoe
                                        Title: President and CEO



                                    NEW INDEMNITOR:

                                    CEDAR INCOME FUND, LTD., a
                                    Maryland corporation


                                    By: /s/ Brenda J. Walker
                                        ------------------------
                                        Name:  Brenda J. Walker
                                        Title: Vice President

                                    LENDER:

                                    Wells Fargo Bank, Minnesota, NA, formerly known as Norwest Bank Minnesota, National Association, as Trustee under that certain Pooling and Servicing Agreement (PSA) dated as of May 1, 1999, for the Registered Holders of First Union National Bank - Chase Manhattan Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through
                                    Certificates, Series 1999-C2

                                        By: GMAC Commercial Mortgage
                                        Corporation, as Master Servicer under
                                        that certain Pooling and Servicing
                                        Agreement

                                        By: /s/ Gary A. Routzahn
                                            ------------------------
                                            Name:  Gary A. Routzahn
                                            Title: Vice President

STATE OF NEW YORK        )
                         ss:
COUNTY OF Westcher       )


         On the 2nd day of October in the year 2001 before me, the undersigned, personally appeared Andrew Hascoe, personally known to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), aor the person upon behalf of which the individual(s) acted, executed the instrument.



/s/ Sheila M. Dupell
------------------------
Notary Public



       SHEILA M. DUPELL
Notary Public, State of New York
          No.4998045
Qualified in Westchester County
Commission Expires June  22, 2002

                                ACKNOWLEDGMENTS

State of New York          )
                           )ss.:
County of New York         )


         On the 4th day of October in the year 2001 before me, the undersigned, personally appeared Brenda Walker personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in her capacity, and that by his signature on the instrument, the individual and the entity upon behalf of which the individual acted, executed the instrument.


                                                  /s/ MONIQUE SAGE
                                                  --------------------------
                                                  Notary Public


           MONIQUE SAGE
Notary Public, State of New York
          No. __________
  Qualified  New York County
Commission Expires August 31, 2002

Commonwealth of Pennsylvania         )
                                     )SS:
County of Montgomery                 )


On this, 4th day of October, 2001, before me a notary public, the undersigned officer, personally appeared Gary Routzahn, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

In witness hereof, I hereunto set my hand and official seal.



                                      /s/ Barbara Visco
                                      -----------------
                                      Notary Public



              NOTARIAL SEAL
      BARBARA VISCO, Notary Public
     Horsham Twp, Montgomery County
My Commission Expires November 15, 2003

                                    EXHIBIT A
                                LEGAL DESCRIPTION


ALL THAT CERTAIN lot or piece of ground, Hereditaments and Appurtenances, Situated in the City of Philadelphia, Commonwealth of Pennsylvania, in accordance with a Plan entitled "ALTA/ACSM (1992) Land Title Survey Proposed by Taylor Wiscman & Taylor, dated February 4, 1998 as follows, to wit:

BEGINNING at a point on the Southwesterly line of Red Lion Road (64 feet wide) said point being the intersection of the Southwesterly line of Red Lion Road with the common boundary line of Parcel 499 and Parcel 498; thence, 1) Southeasterly along said line of Red Lion Road, South 43 degrees 50 minutes 13 seconds East, a distance of 873.42 feet to the beginning of a curve tangent to said line; thence 2) Southeasterly, on a curve to the right, having a radius of
20.05 feet and an arc length of 34.12 feet to a point of tangency, said point being on the Westerly line of Calera Road (64 feet wide); thence 3) Southwesterly along said line of Calera Road, South 53 degrees 39 minutes 47 seconds West, a distance of 438.90 feet to the beginning of a curve tangent to said line; thence 4) Northwesterly, on a curve to the right having a radius of
20.05 feet and an arc length of 30.87 feet to a point of tangency, said point being on the Northwesterly line of Cromwell Road (64 feet wide); thence 5) Northwesterly along said line of Cromwell Road, North 38 degrees 6 minutes 44 seconds West, a distance of 358.44 feet to a point; thence 6) continuing along said line, North 43 degrees 50 minutes 13 seconds West, a distance of 601.50 feet to the beginning of a curve tangent to said line; thence 7) Northeasterly, on a curve to the right having a radius of 20.05 feet and an arc length of
33.35 feet to a point of tangency, said point being on the Easterly line of Academy Road (100 feet wide); thence 8) Northeasterly along said line of Academy Road, North 51 degrees 27 minutes 22 seconds East, a distance of 28.35 feet to a point, said point being the common boundary line of Parcel 482 and 498;
thence 9) leaving the Easterly line of Academy Road along the common boundary line, South 43 degrees 50 minutes 13 seconds East, a distance of 78.50 feet to a point; thence, 10) North 46 degrees 9 minutes 47 seconds East, a distance of
89.82 feet to a point; thence 11) North 43 degrees 50 minutes 13 seconds West, a distance of 70.18 feet to a point on the Easterly line of Academy Road;
thence 12) Northeasterly along said line of Academy Road, North 51 degrees 27 minutes 22 seconds East, a distance of 175.41 feet to a point, said point being the common boundary line of Parcel 499 and Parcel 498; thence 13) leaving said line of Academy Road, South 43 degrees 50 minutes 13 seconds East, a distance of 125.31 feet to a point; thence 14) North 51 degrees 27 minutes 22 seconds East, a distance of 125.31 feet to the point and place of beginning.

BEING known as 3200 and 3200 A Red Lion Road.

BEING the same premises which R.L.R. Associates Limited (a New Jersey Limited Partnership), by Indenture dated 12/14/1994 and recorded in the Recorder of Deeds, in and for the County of Philadelphia, aforesaid, in Deed Book VCS 790 page 67 &c., granted and conveyed unto Academy Store L.P., (a Delaware Limited Partnership), in fee.

AND ALSO BEING the same premises which Philadelphia Authority for Industrial Development (a Body Politic and Corporate, existing under the Laws of The Commonwealth of Pennsylvania, by

Indenture dated 2/6/1998 and recorded in the Recorder of Deeds, in and for the County of Philadelphia, aforesaid in Deed Book JTD 598 page 372 &c., granted and conveyed unto Academy Store, L.P. (a Delaware Limited Partnership), in fee.

BEING Account No. 88-2-0970-00.

BEING Registry No. 158N-13-495, 497, 498.

                                    EXHIBIT B

                               The Loan Documents

1. That certain Mortgage and Security Agreement made by Academy Store, L.P., as mortgagor ("Academy Store") in favor of the Chase Manhattan Bank, as mortgagee ("Chase") dated February 12, 1998, as assigned to Wells Fargo Bank, Minnesota, NA, formerly known as Norwest Bank Minnesota, National Association, as Trustee under that certain Pooling and Servicing Agreement
     (PSA) dated as of May 1, 1999; for the Registered Holders of First Union National Bank - Chase Manhattan Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1999-C2 ("Norwest") by that certain Assignment of Mortgage recorded on June 6, 2000 as Instrument Number 50091768.

2. That certain Promissory Note, dated February 12, 1998, made by Academy Store in favor of Chase, as assigned to Norwest.

3. That certain Note Modification Agreement, dated January 5, 1998, made by Academy Store and Chase, as assigned to Norwest.

4. That certain Assignment of Leases and Rents, dated February 12, 1998, made by Academy Store in favor of Chase, as assigned to Norwest by that certain Assignment of Assignment of Leases and Rents recorded on June 6, 2000 as Instrument Number 500091769.

5. That certain Assignment of Agreements, Permits and Contracts, dated February 12,1998, made by Academy Store in favor of Chase, as assigned to Norwest.

6. That certain Asbestos Operations and Maintenance Agreement, dated February 12, 1998, made by Academy Store and Chase, as assigned to Norwest.

7. That certain Completion Repair and Security Agreement, dated February 12, 1998, made by Academy Store and Chase, as assigned to Norwest.

8. That certain Replacement Reserve and Security Agreement, dated February 12, 1998, made by Academy Store and Chase, as assigned to Norwest.

9. That certain Environmental Indemnity Agreement, dated February 12, 1998, made by Academy Store, Andrew B. Hascoe Chase, as assigned to Norwest.

10. That certain Conditional Assignment of Management Agreement, dated February 12, 1998, made by Academy Store in favor of Chase, as assigned to Norwest.




                                      13